EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 62 to the Registration Statement of Eaton Vance Series Trust II (1933 Act File No. 02-42722) of my opinion dated November 19, 2003, which was filed as Exhibit (i) to Post-Effective Amendment No. 58.


                                /s/ Deidre E. Walsh
                                ---------------------------
                                Deidre E. Walsh, Esq.


March 30, 2005
Boston, Massachusetts